Exhibit 10.26

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

This AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT is entered into on the 25th day of January, 2006, between COMCAST CORPORATION, a Pennsylvania corporation (together with its subsidiaries, the “Company”), and DAVID L. COHEN (“Employee”).

BACKGROUND

The Company and Employee entered into an Employment Agreement on November 7, 2005 (the “Effective Date”), as amended by Amendment No. 1 to Employment Agreement dated November 11, 2005 (together, the “Agreement”), and desire to further amend the Agreement as provided herein.

AGREEMENT

Intending to be legally bound hereby, the Company and Employee agree as follows:

1. Subparagraph 7(c)(iv) is deleted in its entirety, as of the Effective Date.

2. A new subparagraph 7(c)(iv) is hereby added to read in its entirety as follows, effective as of the date hereof:

“(iv) Employee’s Restricted Stock Plan grants and stock options shall continue to vest, and Employee’s stock options shall continue to be exercisable, during the period of time set forth in Items 7 and 8 on Schedule 1 from the date of termination, as if there had been no termination.”

3. Item 7 of Schedule 1 is deleted in its entirety, as of the Effective Date.

4. A new Item 7 of Schedule 1 is hereby added, to read in its entirety as follows, effective as of the date hereof:

“7. Cash Bonus Program and Restricted Stock Plan Continued Payment/Vesting Period following Discharge Without Cause or Termination With Good Reason: 12 months.”

5. A new Item 8 of Schedule 1 is hereby added, to read in its entirety as follows, effective as of the date hereof:

“8. Stock Option Plan Grants Continued Vesting/Exerciseability Period following Discharge Without Cause or Termination With Good Reason: That period of time, no longer than 12 months, which may apply without effecting a modification, extension or renewal under Internal Revenue Code section 409A (and the rules, regulations or proposed regulations thereunder).”

6. Other than as amended hereby, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 2 on the date first above written.

COMCAST CORPORATION

By:	/s/ ARTHUR R. BLOCK

EMPLOYEE:

/s/ DAVID L. COHEN
David L. Cohen